© 2012 Eaton Corporation. All rights reserved. Acquisition of Cooper Industries plc Eaton Corporation Sandy Cutler May 21, 2012 Exhibit 99.2

No Offer or Solicitation

Important Additional Information Will Be Filed With The SEC

Participants in the Solicitation

Powering Business Worldwide

2 ©
2012 Eaton Corporation. All rights reserved.
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
A registration statement on Form S-4 will be filed that will include the Joint Proxy Statement of Eaton Corporation (“Eaton”) and Cooper Industries plc (“Cooper”)
that also constitutes a Prospectus of Eaton Global Corporation Plc (1) (“Eaton Global Plc”). Eaton and Cooper plan to mail to their respective shareholders (and to Cooper Equity Award Holders for information only) the Joint Proxy Statement/Prospectus (including the Scheme) in connection with the transactions.
Investors and shareholders are urged to read the Joint Proxy Statement/Prospectus (including the Scheme) and other relevant documents filed or to be filed with the SEC carefully when they become available because they will contain important information about Eaton, Cooper, Eaton Global Plc, the transactions and related matters. Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Prospectus (including the
Scheme) and other documents filed with the SEC by Eaton Global Plc, Eaton and Cooper through the website maintained by the SEC at
www.sec.gov.
In
addition, investors and shareholders will be able to obtain free copies of the Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Eaton and Eaton Global Plc with the SEC by contacting Don Bullock from Eaton by calling (216) 523-5127, and will be able to obtain free copies of the Joint
Proxy Statement/Prospectus (including the Scheme) and other documents filed by Cooper by contacting Cooper Investor Relations at c/o Cooper US, Inc., P.O.
Box 4466, Houston, Texas 77210 or by calling (713) 209-8400.
Cooper, Eaton and Eaton Global Plc and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of Cooper and Eaton in respect of the transactions contemplated by the Joint Proxy Statement/Prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Cooper and Eaton in connection with the proposed transactions, including a description of their director or indirect interests, by security holdings or otherwise, will be set forth in the Joint Proxy
Statement/Prospectus when it is filed with the SEC. Information regarding Cooper's directors and executive officers is contained in Cooper's Annual Report on
Form 10-K for the year ended December 31, 2011 and its Proxy Statement on Schedule 14A, dated March 13, 2012, which are filed with the SEC. Information regarding Eaton's directors and executive officers is contained in Eaton's Annual Report on Form 10-K for the year ended December 31, 2011 and its Proxy
Statement on Schedule 14A, dated March 16, 2012, which are filed with the SEC.
(1) Expected name, or a variant thereof
The directors of Eaton Corporation accept responsibility for the information contained in this communication. To the best knowledge and belief of the directors of Eaton Corporation (who have taken all reasonable care to ensure such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

3 ©
2012 Eaton Corporation. All rights reserved.
Forward Looking Statements
This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995
concerning Eaton, Eaton Global Plc, the acquisition and other transactions contemplated by the Transaction Agreement, our acquisition financing, our long-term credit rating and our revenues and operating earnings. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Eaton or Eaton Global Plc, based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,”
“estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of our control.
Therefore, you should not place undue reliance on such statements.  Factors that could cause actual results to differ materially from those in the forward-looking statements include adverse regulatory decisions; failure to satisfy other closing conditions with respect to the
Acquisition; the risks that the new businesses will not be integrated successfully or that we will not realize estimated cost savings and synergies; our ability to refinance the bridge loan on favorable terms and maintain our current long-term credit rating; unanticipated changes in the markets for our business segments; unanticipated downturns in business relationships with customers or their purchases from Eaton; competitive pressures on our sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies; unexpected technical or marketing difficulties; unexpected claims, charges, litigation or dispute resolutions; new laws and governmental regulations. The foregoing list of factors is not exhaustive.  You should carefully consider the foregoing factors and the other risks and uncertainties that affect our business described in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the SEC.  We do not assume any obligation to update these forward-looking statements.
No statement in this presentation is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Eaton.

4 ©
2012 Eaton Corporation. All rights reserved.
Eaton’s acquisition of Cooper results in…
• A combination of two leading industrial companies with
complementary electrical businesses
• $21.5B combined 2011 sales
• $3.1B combined 2011 EBITDA
• An enterprise increasingly well positioned for growth through addressing global power management needs
• Significant synergies
• Win-win for both companies’ shareholders
• 29% premium for Cooper with significant cash component
• Accretion to earnings benefits both companies’ shareholders as the continuing owners of Eaton Global Plc

5 ©
2012 Eaton Corporation. All rights reserved.
Transaction overview
Combined
company
• Premier power management company with 2011 sales of $21.5B
• Under the leadership of Eaton management
• Named Eaton Global Plc and will continue to trade on NYSE as ETN
• Incorporated in Ireland
Consideration • Cooper shareholders will receive $39.15 in cash and 0.77479 ETN Plc shares, reflecting a 29% equity premium to the closing price on May 18
• Eaton shareholders will receive 1 ETN Plc share
Financing • Fully committed bridge financing in place
Financial
benefits
• $375M operating synergies, with >80% realized by year 3, and $160M global cash management and resultant tax benefits in the mature year
(1)
• Significantly accretive to Eaton’s earnings
Timing • Expect closing in the fall of 2012
• Conditional on customary regulatory and shareholder approvals
(1)
  The financial benefits statements have been reported on in accordance with the Irish Takeover
Code.  Please see the offer announcement dated May 21, 2012  for further details.

6 ©
2012 Eaton Corporation. All rights reserved.
Benefits to Cooper shareholders
• Recommended bid with the full support of Cooper’s Board of
Directors
• Bid reflects full value for the company
• 29% equity premium to the closing price on May 18, 2012
• Attractive EV/EBITDA
ltm
multiple of 12.9x
(1)
, significantly above the multiple at
closing on May 18, 2012 of 10.0x
• Consideration provides certainty of value given the high cash component
• Equity component provides upside to shareholders
• Strategically compelling combination
(1)
Assumes the purchase of all outstanding Cooper stock options for cash and share consideration

7 ©
2012 Eaton Corporation. All rights reserved.
Eaton’s strategy remains consistent
• A premier power management enterprise run as an integrated operating company serving  customers globally
• Provide innovative, safe, reliable, and efficient electrical, hydraulic, and mechanical solutions across diverse end markets
• Focus upon one of the most important challenges of our
time…reducing the rising cost and increasing environmental
impact of the world’s growing energy needs
• Maintain balance across geographies, the economic cycle, and our business mix
• Build on our leadership positions through acquisitions in our
Electrical, Hydraulics, and Aerospace businesses

8 ©
2012 Eaton Corporation. All rights reserved.
Corporate goals for 2015
Returns Performance
Growth
Note: Segment Margin excludes acquisition integration charges
16%
segment
margin
12-14%
sales
growth
9% free
cash flow
margin
30% of
sales from
emerging
markets
2015
Goals
20%
earnings
growth
15% ROIC

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EATON
Powering Business Worldwide

9 ©
2012 Eaton Corporation. All rights reserved.
Acquisitions have played a large role in growing
our electrical business
Electrical Group
Acquisitions
Year
Acq’d
Sales
Market Participation Regional Strength
Power Control
& Distribution
Power
Quality
Lighting &
Safety
Americas EMEA
Asia-
Pacific
Cutler Hammer 1978 $0.6B
Westinghouse DCBU 1994 $1.0 B
Delta Electrical 2003 $0.3 B
Powerware 2004 $0.8 B
MGE Small Systems 2007 $0.2 B
Moeller 2008 $1.5 B
Phoenixtec 2008 $0.5 B
Cooper 2012
$5.4 B
28 other Electrical acquisitions since 1990

Closed Deals
2011
2010
2009
2008
2007
2006
2005
2004
2003
2002
2001
2000
0
5
10

Total Shareholder Return
450
400
350
300
250
200
150
100
50
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
5/15/2012
Eaton
PDI Group
S&P 500

EATON
Powering Business Worldwide

Our acquisition program has helped drive strong shareholder returns

11 ©
2012 Eaton Corporation. All rights reserved.
Cooper is an electrical industry leader
• Leading and innovative manufacturer of electrical equipment with
$5.4B sales and 14.0% operating margin in 2011
• Wide range of electrical products
• 100+ year reputation in industrial, utility, and commercial markets with leading brands
• Serves global customers with a suite of electrical products enhancing energy efficiency and safety across varied end markets
• Strong U.S. presence (60% of sales), with growing international focus (40% of sales)
• Sales presence in over 100 countries
• Manufacturing in 23 countries
• 26,000 employees worldwide
•
Driving growth organically through:
• Expanding into emerging markets
• Targeting high-growth industry verticals such as oil & gas, mining, utilities
• Innovative new products with 29% of sales from new products
• Customer centric sales organization and sales processes

12
Cooper has a wide range of complementary
electrical businesses
• Cooper Power Systems
• $1.3 B sales
• Market leader in
distribution grid
protection
• Crouse-Hinds
• $1.0 B sales
• Global leader in electrical
solutions for harsh and
hazardous environments
• Safety
• $600 M sales
• Leading European
provider of emergency
lighting and video
security
Energy and Safety Solutions ($2.9 B sales)
12
Electrical Products ($2.5 B sales)
• Lighting
• $1.1 B sales
• Strong LED platform
driving growth
• Bussmann:
• $650 M sales
• Global leader in
circuit protection
• B-Line Support structures
• $400 M sales
• Global provider of
structural systems and wire
management solutions
• Wiring devices
• $350 M sales
• Electrical devices for
commercial and residential power distribution

13 ©
2012 Eaton Corporation. All rights reserved.
• Broad portfolio of complementary products
• Market segment expansion:
• Upstream into power solutions encompassing primary and
secondary distribution, grid automation, and smart grid
• Downstream into lighting, lighting controls, and wiring devices
• Expands our solutions with all channels
• Well positioned to address long-term global requirements
• Aging grid
• Increased spending on energy & infrastructure
• Protecting people, equipment and data
The strategic rationale for this acquisition is
compelling - I

14 ©
2012 Eaton Corporation. All rights reserved.
• Aligns with our customer segment focus in oil & gas, mining, energy efficiency and alternative energy
• Adds breadth to our global geographic exposure
• Attractive business in EMEA
• Strong oil & gas industry positioning globally
• Complementary component and utility business in APAC
• Offers improved cash management flexibility for the
corporation
The strategic rationale for this acquisition is
compelling - II

Eaton’s present electrical solutions are focused
upon four broad sets of capabilities
POWER
DISTRIBUTION
POWER
QUALITY
SERVICE
CONTROL
Eaton Power Expertise…
… accessible and applied
Access to:
Residential, non residential
construction and utilities
Access to:
Data Center
and IT markets
Access to:
Machine builders
and the factory floor
Access to:
Energy efficiency,
infrastructure &
maintenance
Leading products capture attention…
…broad capabilities deliver solutions
©
2012 Eaton Corporation. All rights reserved.
15

© 2012 Eaton Corporation. All rights reserved.

17
Our integrated operating company capabilities
(EBS) will drive significant synergies (1)
($M)
2013 2014 2015 2016
Pre-tax operating synergies
Sales synergies 10 35 70 115
Cost-out synergies 65 140 240 260
Total operating synergies 75 175 310 375
Global cash management and resultant tax benefits 160 160 160 160
Acquisition integration costs, pre-tax 90 75 35 -
• $260M in cost out synergies with over 90% complete by 2015
• $200M in acquisition integration charges with ~80% incurred through 2014
Integration plans
Synergies
(1) The financial benefits statements have been reported on in accordance with the Irish
Takeover Code.  Please see the offer announcement dated May 21, 2012 for further details.

18 ©
2012 Eaton Corporation. All rights reserved.
The acquisition is accretive to earnings (1)
($)
2013 2014 2015 2016
Operating EPS Accretion
(1)
(0.10) 0.35 0.45 0.55
Cash Operating EPS Accretion
(1,2)
0.40 0.65 0.75 0.85
Accretion
(1) EPS accretion numbers do not represent a profit forecast as defined in the Irish Takeover Code
(2) Cash Operating EPS excludes incremental amortization of intangibles arising from purchase accounting

Business Mix

Geographic Mix

Powering Business Worldwide

19 ©
2012 Eaton Corporation. All rights reserved.
Cooper enhances Eaton’s revenue mix
Electrical Hydraulics Aerospace Truck Automotive
Eaton Cooper NewCo
100% Electrical
U.S.
International Developed Emerging
Note: Based on 2011 sales
100% Electrical
11%
45%
16%
10%
18%
EPG
46%
E&SS
54%
8%
12%
8%
13%
59%
45%
27%
28%
21%
19%
60%
25%
26%
49%
0%

20 ©
2012 Eaton Corporation. All rights reserved.
Financing plan for transaction
• Bridge loan and cash on hand to fund cash
component of the consideration
•
Plan to replace bridge loan with approximately
$5.1B of term debt in several tranches with varied
tenors
• In the medium term, we are targeting a return to an
A credit rating for our long term debt
Note: At the closing of the acquisition, Eaton Global Plc will be assuming and guaranteeing the outstanding debt of Cooper Industries plc

May
June
July
August
Fall 2012

EATON
Powering Business Worldwide

21 ©
2012 Eaton Corporation. All rights reserved.
We expect the transaction to close this fall
Announcement
Shareholder votes
Post proxy statement
and scheme document
Regulatory filings
Expected close
Bridge financing
commitment in place

22 ©
2012 Eaton Corporation. All rights reserved.
Eaton’s acquisition of Cooper results in…
• A combination of two leading industrial companies with
complementary electrical businesses
• $21.5B combined 2011 sales
• $3.1B combined 2011 EBITDA
• An enterprise increasingly well positioned for growth through addressing global power management needs
• Significant synergies
• Win-win for both companies’ shareholders
• 29% premium for Cooper with significant cash component
• Accretion to earnings benefits both companies’ shareholders as the continuing owners of Eaton Global Plc